================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.


                     THE PNC FINANCIAL SERVICES GROUP, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

[LOGO] THE PNC FINANCIAL SERVICES GROUP

                    2002 ANNUAL REPORT, 2003 PROXY STATEMENT
                           AND VOTING INSTRUCTIONS FOR
                     THE PNC FINANCIAL SERVICES GROUP, INC.
                        2003 ANNUAL SHAREHOLDERS MEETING

We are pleased to deliver your PNC proxy statement and annual report via the Internet. As you requested, a paper proxy card is enclosed with this notice. The proxy statement and annual report are now available, and you can now vote your shares for the 2003 annual shareholders meeting.

TO VIEW THE PROXY STATEMENT, visit: www.pnc.com/investors/2003proxystatement.pdf TO VIEW THE ANNUAL REPORT, visit: www.pnc.com/investors/2002annualreport.pdf

                      NOTICE OF ANNUAL SHAREHOLDERS MEETING

PNC's 2003 annual shareholders meeting will be held on April 22, 2003 at One PNC Plaza, 15th Floor, 249 Fifth Avenue, Pittsburgh, PA, beginning at 11:00 a.m., local time.

At this year's annual meeting, the agenda includes the election of 16 directors and such other business as may properly come before the meeting or any adjournment(s) thereof. The Board of Directors recommends that you vote FOR election of the slate of director nominees. Please refer to the proxy statement for information concerning the directors and the annual meeting.

                               VOTING YOUR SHARES

So that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the annual meeting in person. Most shareholders have three options for submitting their vote: (1) via the Internet, (2) by phone and (3) by mail, using the paper proxy card enclosed with this notice. If you have Internet access, we encourage you to record your vote on the Internet. It is convenient for you, and it saves your company postage and processing costs. In addition, when you vote via the Internet or by phone prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted. See your proxy card for further instructions on voting and additional information.

                                OTHER INFORMATION

In connection with viewing PNC's proxy statement and annual report online, you may incur certain Internet access charges, such as fees from your Internet service provider or telephone company. If you would like to receive a paper copy of the proxy statement and annual report in the mail, please call PNC's transfer agent, Computershare Investor Services, LLC at (800) 982-7652 (within the U.S. and Canada) or (312) 360-5235 (outside the U.S. and Canada). If you have any questions about submitting your vote or viewing the online versions of the proxy statement and annual report, call Computershare at the numbers given.